      As filed with the Securities and Exchange Commission on July 29, 2004
                           Registration Nos. 002-69938
                                    811-3112


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A


                         POST-EFFECTIVE AMENDMENT NO. 35
                                     To The
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933


                                       AND

                       THE INVESTMENT COMPANY ACT OF 1940,
                                   AS AMENDED


                 SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
                     (Exact name of Registrant as specified
                        in the Articles of Incorporation)

                   125 Broad Street, New York, New York l0004
                    (Address of principal executive offices)

                                 (203) 890-7026
                         (Registrant's telephone number)


                            Robert I. Frenkel, Esq.
                        Smith Barney Fund Management LLC
                  300 First Stamford Place, Stamford, CT 06902
                     (Name and address of agent for service)


            Approximate Date of Proposed Public Offering: Continuous


It is proposed that this filing will become effective:

[       ]   immediately upon filing pursuant to paragraph (b)


[  XX   ]    on July 29, 2004 pursuant to paragraph (b) of Rule 485


[       ]   60 days after filing pursuant to paragraph (a)(i)

[       ]   on (date) pursuant to paragraph (a)(i)

[       ]   75 days after filing pursuant to paragraph (a)(ii)

[       ]   on (date) pursuant to paragraph (a)( ii) of Rule 485.

If appropriate, check the following box:

         this post-effective amendment designates a new effective date for a previously filed post-effective Amendment.

         PART A   PROSPECTUS

         PART B  STATEMENT OF ADDITIONAL INFORMATION

         PART C  Other Information

                                   PROSPECTUS

                                  SMITH BARNEY
                                MUNICIPAL MONEY
                               MARKET FUND, INC.

CLASS A AND Y SHARES

JULY 29, 2004


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY STATEMENT TO THE CONTRARY IS A CRIME.

                        [SMITH BARNEY MUTUAL FUNDS LOGO]

   INVESTMENT PRODUCTS: NOT FDIC INSURED - NO BANK GUARANTEE - MAY LOSE VALUE

Investments, risks and performance.........................    2

More on the fund's investments.............................    6

Management.................................................    7

Choosing a class of shares to buy..........................    9

Letter of intent: Class Y shares...........................   10

Deferred sales charges.....................................   10

Buying shares..............................................   12

Exchanging shares..........................................   13

Redeeming shares...........................................   15

Other things to know about share transactions..............   17

Dividends, distributions and taxes.........................   19

Share price................................................   20

Financial highlights.......................................   22


YOU SHOULD KNOW: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve its value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

1                                                      Smith Barney Mutual Funds

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.

   CONTENTS

   INVESTMENTS, RISKS AND PERFORMANCE

INVESTMENT OBJECTIVE


The fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality, short-term municipal obligations selected for liquidity and stability of principal.


PRINCIPAL INVESTMENT STRATEGIES


KEY INVESTMENTS As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in short-term, high quality "municipal securities," which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam). The interest on these securities is excluded from gross income for regular federal income tax purposes. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. All of the securities in which the fund invests are rated in one of the two highest short-term rating categories, or if unrated, of equivalent quality. All of these securities have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.


SELECTION PROCESS The manager selects securities primarily by identifying undervalued sectors and individual securities. The manager only selects securities of issuers that it believes present minimal credit risk. In selecting individual securities, the manager:

- Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors

- Measures the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different states

- Measures the yields available for securities with different maturities and a security's maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

- May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

Smith Barney Municipal Money Market Fund, Inc.                                 2

PRINCIPAL RISKS OF INVESTING IN THE FUND

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund could underperform other short-term municipal debt instruments or money market funds, if:

- Interest rates rise, causing the value of the fund's portfolio to decline

- The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded

- Municipal securities fall out of favor with investors

- Unfavorable legislation affects the tax-exempt status of municipal securities

- The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect


It is possible that some of the fund's income distributions may be, and distributions of any gains generally will be, subject to federal income tax. Some of the fund's income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and capital gains will generally be subject to state and local income tax. While not expected, the fund may occasionally realize taxable gains on the sale of its securities.


WHO MAY WANT TO INVEST  The fund may be an appropriate investment if you:


- Are a taxpayer in a high federal tax bracket seeking current income exempt from federal tax


- Are seeking exposure to short-term municipal securities at a minimum level of additional risk

- Are looking to allocate a portion of your assets to money market securities

3                                                      Smith Barney Mutual Funds

PERFORMANCE INFORMATION



The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in the performance from year to year for each of the past 10 years and by showing how the fund's average annual returns compare with the returns of the 90-day Treasury Bill Index. The bar chart shows performance of the fund's Class A shares. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


                          TOTAL RETURN: CLASS A SHARES

Risk bar chart

94                                                                               2.35
95                                                                               3.43
96                                                                               2.97
97                                                                               3.13
98                                                                               2.96
99                                                                               2.73
00                                                                               3.56
01                                                                               2.33
02                                                                               0.96
03                                                                               0.52

                        CALENDAR YEARS ENDED DECEMBER 31

HIGHEST AND LOWEST QUARTER RETURNS:

(for periods shown in the bar chart)


Highest: 0.94% in 4th quarter 2000; Lowest: 0.09% in 3rd quarter 2003 Year to date: 0.28% through 6/30/04.



                          AVERAGE ANNUAL TOTAL RETURNS
                        PERIODS ENDED DECEMBER 31, 2003



         CLASS          INCEPTION DATE   1 YEAR    5 YEARS   10 YEARS   SINCE INCEPTION
           A               4/30/90       0.52%      2.01%     2.49%          2.72%
           Y               2/12/96       0.65%      2.14%     n/a            2.48%
     90-day T-bill           n/a         1.03%      3.34%     4.18%        n/a



7-DAY YIELD:  AS OF DECEMBER 31, 2003:



Class A: 0.63%; Class Y: 0.75%.


Smith Barney Municipal Money Market Fund, Inc.                                 4

FEE TABLE
This table sets forth the fees and expenses you may pay if you invest in fund shares.
                                SHAREHOLDER FEES

      (FEES PAID DIRECTLY FROM YOUR INVESTMENT)       CLASS A   CLASS Y
  Maximum sales charge (load) imposed on purchases
  (as a % of offering price)                           None      None

  Maximum deferred sales charge (load) (as a % of
  the lower of net asset value at purchase or
  redemption)                                         None*      None

                         ANNUAL FUND OPERATING EXPENSES


         (EXPENSES DEDUCTED FROM FUND ASSETS)          CLASS A   CLASS Y
  Management fees                                       0.44%     0.44%

  Distribution and service (12b-1) fees                 0.10%      None
  Other expenses                                        0.04%    0.00%**
                                                        -----     -----

  Total annual fund operating expenses(1)               0.58%     0.44%



(1)As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70% for any share class.


*Class A Shares acquired through an exchange for shares of another Smith Barney fund that were originally acquired at net asset value subject to a contingent deferred sales charge ("CDSC") remain subject to the original fund's CDSC.


**Amount represents less than 0.005%.


EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

- You invest $10,000 in the fund for the period shown


- Your investment has a 5% return each year--the assumption of a 5% return is required by the Securities and Exchange Commission ("SEC") for purposes of this example and is not a prediction of the fund's future performance


- You reinvest all distributions and dividends without a sales charge

- The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
                      NUMBER OF YEARS YOU OWN YOUR SHARES


                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
  Class A (with or without
  redemptions)                        $59      $186      $324       $726

  Class Y (with or without
  redemptions)                        $45      $141      $246       $555


5                                                      Smith Barney Mutual Funds

   MORE ON THE FUND'S INVESTMENTS

MUNICIPAL SECURITIES The municipal securities in which the fund invests include general obligation and revenue bonds and notes and tax-exempt commercial paper. The fund may invest in floating or variable rate municipal securities. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

STRUCTURED SECURITIES The fund may invest up to 20% of its assets in three types of structured securities: tender option bonds, partnership interests and swap-based securities. These securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond interest rate for a floating or variable, short-term municipal interest rate.

These structured securities are a type of derivative instrument. Unlike some derivatives, these securities are not designed to leverage the fund's portfolio or increase its exposure to interest rate risk.


Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by investments in other municipal bonds. These issues could be resolved in a manner that could hurt the performance of the fund.


DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.


The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.


Smith Barney Municipal Money Market Fund, Inc.                                 6

   MANAGEMENT


MANAGER The fund's investment manager (the "manager") is Smith Barney Fund Management LLC ("SBFM"), an affiliate of Citigroup Global Markets Inc. ("CGM"). The manager's address is 399 Park Avenue, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and CGM are subsidiaries of Citigroup Inc. ("Citigroup"). Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.



Citigroup affiliates, including their directors, officers or employees, may have banking or investment banking relationships with the issuers of securities that are held in the fund. They may also own the securities of these issuers. However, in making investment decisions for the fund, the manager does not obtain or use inside information acquired by any division, department or affiliate of Citigroup in the course of those relationships. To the extent the fund acquires securities from an issuer that has a borrowing or other relationship with Citigroup or its affiliates, the proceeds of the purchase may be used to repay such borrowing or otherwise benefit Citigroup and/or its affiliates.



MANAGEMENT FEES During the fiscal year ended March 31, 2004, the manager received an advisory fee equal to 0.44% of the fund's average daily net assets.


DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A shares. Under the plan, Class A shares pay a service fee. The fee on Class A shares is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

7                                                      Smith Barney Mutual Funds

The payments described above are often referred to as "revenue sharing payments." The recipients of such payments may include the fund's distributor and other affiliates of the manager, broker-dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.



TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb ("Citicorp Trust") serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). Pursuant to a sub-transfer agency and services agreement with the transfer agent, PFPC Inc. serves as the fund's sub-transfer agent (the "sub-transfer agent") to render certain functions, including shareholder record keeping and accounting services.



RECENT DEVELOPMENTS Citigroup has been notified by the Staff of the SEC that the Staff is considering recommending a civil injunctive action and/or an administrative proceeding against Citigroup Asset Management ("CAM"), including its applicable investment advisory companies and Citicorp Trust, an internal transfer agent, relating to the creation and operation of the internal transfer agent unit to serve certain CAM-managed funds, including the fund. This notification arises out of a previously disclosed SEC investigation by the SEC and the U.S. Attorney and relates to Citicorp Trust's entry in 1999 into the transfer agency business, CAM's retention of, and agreements with an unaffiliated sub transfer agent, the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangements, (including CAM's failure to disclose a related revenue guarantee agreement benefiting CAM and its affiliates), and CAM's operation of and compensation for the transfer agency business. The revenue guarantee described above was terminated in 1999 and CAM will be paying the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee. Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.


Smith Barney Municipal Money Market Fund, Inc.                                 8

   CHOOSING A CLASS OF SHARES TO BUY

You may purchase Class A shares which are sold at net asset value with no initial or deferred sales charge. Class A shares are subject to ongoing distribution and service fees.

You may purchase Class Y shares only if you are making an initial investment of at least $15,000,000. Class Y shares are sold at net asset value with no initial or deferred sales charge.

You may buy shares from:


- Certain broker/dealers, financial intermediaries, financial institutions or a distributor's financial consultants (each called a "Service Agent")


- The fund, but only if you are investing through certain Service Agents.


Not all classes of shares are available through all Service Agents. You should contact your Service Agent or consult the SAI for further information.


INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

                                                     INITIAL          ADDITIONAL
                                              CLASS A     CLASS Y     ALL CLASSES
  General                                     $1,000    $15 million       $50

  Uniform Gifts or Transfers to Minors
  Accounts                                     $250     $15 million       $50

9                                                      Smith Barney Mutual Funds

   LETTER OF INTENT: CLASS Y SHARES


You may buy Class Y shares of the fund at net asset value with no initial sales charge. To purchase Class Y shares, you must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this minimum requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.


   DEFERRED SALES CHARGES

If Class A shares of the fund are acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the original deferred sales charge will apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, the fund's shares may be subject to a deferred sales charge of 1.00%.

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

- Shares exchanged for shares of another Smith Barney fund

- Shares representing reinvested distributions and dividends

- Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Smith Barney fund subject to a deferred sales charge, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Smith Barney Municipal Money Market Fund, Inc.                                10

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for Class A shares will generally be waived:

- For involuntary redemptions of small account balances

- For 12 months following the death or disability of a shareholder


If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.


11                                                     Smith Barney Mutual Funds

   BUYING SHARES



   Through a Service   You should contact your Service Agent to open a
               Agent   brokerage account and make arrangements to buy
                       shares.
                       If you do not provide the following information,
                       your order will be rejected:
                       - Class of shares being bought
                       - Dollar amount or number of shares being bought
                       Your Service Agent may charge an annual account
                       maintenance fee.
-----------------------------------------------------------------------
         Through the   Certain investors who are clients of certain
                fund   Service Agents are eligible to buy shares
                       directly from the fund.
                       - Write the fund at the following address:
                           SMITH BARNEY MUNICIPAL MONEY MARKET FUND,
                           INC.
                           (SPECIFY CLASS OF SHARES)
                           C/O PFPC INC.
                           P.O. BOX 9699
                           PROVIDENCE, RHODE ISLAND 02940-9699
                       - Enclose a check to pay for the shares. For
                       initial purchases, complete and send an account
                         application.
                       - For more information, please call Smith Barney
                         Shareholder Services at 1-800-451-2010.
                       For more information, contact your Service Agent
                       or the transfer agent or consult the SAI.


Smith Barney Municipal Money Market Fund, Inc.                                12

   EXCHANGING SHARES


 Smith Barney offers   You should contact your Service Agent to
       a distinctive   exchange into other Smith Barney funds. Be
     family of funds   sure to read the prospectus of the Smith
    tailored to help   Barney fund into which you are exchanging. An
    meet the varying   exchange is a taxable transaction.
       needs of both
     large and small   - You may exchange shares only for shares of
           investors   the same class of another Smith Barney fund.
                         Not all Smith Barney funds offer all
                         classes.
                       - Not all Smith Barney funds may be offered
                       in your state of residence. Contact your
                         Service Agent or the transfer agent.
                       - Exchanges of Class A and Class Y shares are
                         subject to minimum investment requirements
                         and all shares are subject to the other
                         requirements of the fund into which
                         exchanges are made.
                       - If you hold share certificates, the
                       sub-transfer agent must receive the
                         certificates endorsed for transfer or with
                         signed stock powers (documents transferring
                         ownership of certificates) before the
                         exchange is effective.
                       - The fund may suspend or terminate your
                         exchange privilege if you engage in an
                         excessive pattern of exchanges.
--------------------------------------------------------------------
       Sales charges   Your shares may be subject to an initial
                       sales charge at the time of the exchange. For
                       more information, contact your Service Agent
                       or the transfer agent.
                       Your deferred sales charge (if any) will
                       continue to be measured from the date of your
                       original purchase of shares subject to a
                       deferred sales charge.


13                                                     Smith Barney Mutual Funds


        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to
                       exchange shares through the fund. You must
                       complete an authorization form to authorize
                       telephone transfers. If eligible, you may
                       make telephone exchanges on any day the New
                       York Stock Exchange ("N Y S E") is open. Call
                       Smith Barney Shareholder Services at
                       1-800-451-2010 between 9:00 a.m. and 4:00
                       p.m. (Eastern time).
                       You can make telephone exchanges only between
                       accounts that have identical registrations.
--------------------------------------------------------------------
             By mail   If you do not have a brokerage account,
                       contact your Service Agent or write to the
                       sub-transfer agent at the address on the
                       following page.


Smith Barney Municipal Money Market Fund, Inc.                                14

   REDEEMING SHARES


           Generally   Contact your Service Agent to redeem shares
                       of the fund.
                       If you hold share certificates, the
                       sub-transfer agent must receive the
                       certificates endorsed for transfer or with
                       signed stock powers (documents transferring
                       ownership of certificates) before the
                       redemption is effective.
                       If the shares are held by a fiduciary or
                       corporation, other documents may be required.
                       Your redemption proceeds will be sent within
                       three business days after your request is
                       received in good order. However, if you
                       recently purchased your shares by check, your
                       redemption proceeds will not be sent to you
                       until your original check clears, which may
                       take up to 15 days.
                       If you have a brokerage account with a
                       Service Agent, your redemption proceeds will
                       be placed in your account and not reinvested
                       without your specific instruction. In other
                       cases, unless you direct otherwise, your
                       redemption proceeds will be paid by check
                       mailed to your address of record.
--------------------------------------------------------------------
             By mail   For accounts held directly at the fund, send
                       written requests to the fund at the following
                       address:
                           SMITH BARNEY MUNICIPAL MONEY MARKET FUND,
                       INC.
                       (SPECIFY CLASS OF SHARES)
                       C/O PFPC INC.
                       P.O. BOX 9699
                       PROVIDENCE, RHODE ISLAND 02940-9699
                       Your written request must provide the
                       following:
                       - The name of the fund and account number
                       - The class of shares and the dollar amount
                       or number of shares to be redeemed
                       - Signatures of each owner exactly as the
                       account is registered


15                                                     Smith Barney Mutual Funds


        By telephone   If you do not have a brokerage account with a
                       Service Agent, you may be eligible to redeem
                       shares in amounts up to $50,000 per day
                       through the fund. You must complete an
                       authorization form to authorize telephone
                       redemptions. If eligible, you may request
                       redemptions by telephone on any day the
                       N Y S E is open. Call Smith Barney
                       Shareholder Services at 1-800-451-2010
                       between 9:00 a.m. and 4:00 p.m. (Eastern
                       time).
                       Your redemption proceeds can be sent by check
                       to your address of record or by wire or
                       electronic transfer (ACH) to a bank account
                       designated on your authorization form. You
                       must submit a new authorization form to
                       change the bank account designated to receive
                       wire or electronic transfers and you may be
                       asked to provide certain other documents. The
                       sub-transfer agent may charge a fee on a wire
                       or an electronic transfer (ACH).
--------------------------------------------------------------------
                       For more information, contact your Service
                       Agent or consult the SAI.


Smith Barney Municipal Money Market Fund, Inc.                                16

   OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

- Name of the fund

- Account number

- Class of shares being bought, exchanged or redeemed

- Dollar amount or number of shares being bought, exchanged or redeemed

- Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when a Service Agent, the transfer agent or the sub-transfer agent receives, or converts the purchase amount into, federal funds.

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund, the transfer agent nor the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

- Are redeeming over $50,000

- Are sending signed share certificates or stock powers to the sub-transfer agent

- Instruct the sub-transfer agent to mail the check to an address different from the one on your account

- Changed your account registration

- Want the check paid to someone other than the account owner(s)

- Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

- Suspend the offering of shares

- Waive or change minimum and additional investment amounts

17                                                     Smith Barney Mutual Funds

- Reject any purchase or exchange order

- Change, revoke or suspend the exchange privilege

- Suspend telephone transactions


- Suspend or postpone redemptions of shares on any day when trading on the N Y S E is restricted, or as otherwise permitted by the SEC


- Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities


SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If at any time the aggregate net asset value of the fund shares in your account is less than $500, the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase.


The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

Smith Barney Municipal Money Market Fund, Inc.                                18

   DIVIDENDS, DISTRIBUTIONS AND TAXES


DIVIDENDS AND DISTRIBUTIONS The fund declares a dividend of substantially all of its net investment income on each day the N Y S E is open. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent, the transfer agent or the sub-transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to your Service Agent, the transfer agent or the sub-transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is paid.



TAXES In general, redeeming shares, exchanging shares and receiving distributions and taxable dividends (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.


        TRANSACTION                 FEDERAL TAX STATUS

  Redemption or exchange    Usually no gain or loss; loss may
  of shares                 result to extent of any deferred
                            sales charge
  Long-term capital gain    Long-term capital gain
  distributions

  Dividends                 Excluded from gross income if from
                            interest on tax-exempt securities,
                            otherwise ordinary income


The fund anticipates that it will normally not earn, and hence would not distribute, any long-term capital gains. It is possible that some of the fund's income distributions may be, and distributions of any capital gains generally will be, subject to federal income tax. Some of the fund's income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund's income and capital gains will generally be subject to state and local income tax. While not expected, the fund may occasionally realize taxable gains on the sale of its securities. Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income.


19                                                     Smith Barney Mutual Funds

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions and taxable dividends. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.



   SHARE PRICE



You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the N Y S E is open. This calculation is done when regular trading closes on the N Y S E (normally 4:00 p.m., Eastern time). The N Y S E is closed on certain holidays listed in the SAI.


The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. The fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

Smith Barney Municipal Money Market Fund, Inc.                                20

         FORM OF                    PURCHASE IS EFFECTIVE
    PURCHASE PAYMENT                 AND DIVIDENDS BEGIN

  -- Payment in federal  If received before     At the close of
     funds               the close of regular   regular trading on
                         trading on the         the N Y S E on that
                         N Y S E:               day

  -- Having a            If received after the  At the close of
     sufficient cash     close of regular       regular trading on
     balance in your     trading on the         the N Y S E on the
     account with a      N Y S E:               next business day
     Service Agent
  -------------------------------------------------------------------

  -- Other forms of
     payment, with
     conversion into,
     or advance of,
     federal funds by a
     Service Agent

  -- Other forms of      At the close of
     payment received    regular trading on
     by the transfer     the N Y S E on the
     agent               next business day



Service Agents must transmit all properly received orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.


21                                                     Smith Barney Mutual Funds

   FINANCIAL HIGHLIGHTS


The financial highlights tables are intended to help you understand the performance of each class for the past 5 years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been audited by KPMG LLP, independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report (available upon request).


                FOR A CLASS A SHARE OF CAPITAL STOCK OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED MARCH 31:


                                   2004     2003     2002     2001     2000
-----------------------------------------------------------------------------
Net asset value, beginning of
  year                              $1.00    $1.00    $1.00    $1.00    $1.00
-----------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income             0.005    0.009    0.018    0.035    0.028
  Net realized gain                0.000*    --       --       --       --
-----------------------------------------------------------------------------
Total income from operations        0.005    0.009    0.018    0.035    0.028
-----------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income           (0.005)  (0.009)  (0.018)  (0.035)  (0.028)
  Net realized gains              (0.000)*   --       --       --       --
-----------------------------------------------------------------------------
Total distributions               (0.005)  (0.009)  (0.018)  (0.035)  (0.028)
-----------------------------------------------------------------------------
Net asset value, end of year        $1.00    $1.00    $1.00    $1.00    $1.00
-----------------------------------------------------------------------------
Total return                        0.48%    0.85%    1.84%    3.54%    2.89%
-----------------------------------------------------------------------------
Net assets, end of year
  (millions)                      $7,287   $7,813   $8,443   $8,452   $7,003
-----------------------------------------------------------------------------
Ratios to average net assets:
  Expenses(1)                       0.58%    0.60%    0.61%    0.62%    0.63%
  Net investment income              0.47     0.84     1.82     3.46     2.84
-----------------------------------------------------------------------------



(1) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70% for any share class.
(*)  Amount represents less than $0.001.


Smith Barney Municipal Money Market Fund, Inc.                                22

                FOR A CLASS Y SHARE OF CAPITAL STOCK OUTSTANDING
                      THROUGHOUT EACH YEAR ENDED MARCH 31:


                                  2004       2003      2002      2001     2000
-------------------------------------------------------------------------------
Net asset value, beginning of
  year                            $1.00      $1.00     $1.00    $1.00    $1.00
-------------------------------------------------------------------------------
INCOME FROM OPERATIONS:
  Net investment income            0.006      0.010     0.019    0.036    0.030
  Net realized gain                0.000*    --        --       --       --
-------------------------------------------------------------------------------
Total income from operations       0.006      0.010     0.019    0.036    0.030
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
  Net investment income           (0.006)    (0.010)   (0.019)  (0.036)  (0.030)
  Net realized gains              (0.000)*   --        --       --       --
-------------------------------------------------------------------------------
Total distributions               (0.006)    (0.010)   (0.019)  (0.036)  (0.030)
-------------------------------------------------------------------------------
Net asset value, end of year      $1.00      $1.00     $1.00    $1.00    $1.00
-------------------------------------------------------------------------------
Total return                       0.60%      0.99%     1.93%    3.66%    3.03%
-------------------------------------------------------------------------------
Net assets, end of year
  (millions)                    $0.0**     $0.0**     $1.0      $0.8     $0.5
-------------------------------------------------------------------------------
Ratio to average net assets:
  Expenses(1)                      0.44%      0.48%     0.48%    0.49%    0.50%
  Net investment income            0.60       1.12      1.92     3.50     2.87
-------------------------------------------------------------------------------



(1) As a result of voluntary expense limitations, the ratio of expenses to average net assets will not exceed 0.70% for any share class.
(*)  Amount represents less than $0.001.
(**) Amount represents less than $0.1 million.


23                                                     Smith Barney Mutual Funds

                      (This page intentionally left blank)

Smith Barney Municipal Money Market Fund, Inc.                                24

                      (This page intentionally left blank)

25                                                     Smith Barney Mutual Funds

[SALOMON SMITH BARNEY LOGO]

SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.


SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.


The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.


STATEMENT OF ADDITIONAL INFORMATION The statement of additional information ("SAI") provides more detailed information about the fund and is incorporated by reference into (and is legally a part of) this Prospectus.


You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.


Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (the "Commission") Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.



If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.


YOUR SERIOUS MONEY. PROFESSIONALLY MANAGED.(R) is a registered service mark of Citigroup Global Markets Inc.


(Investment Company Act
file no. 811-03112)
FD2310 7/04

                                 JULY 29, 2004


                      STATEMENT OF ADDITIONAL INFORMATION

                 SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.
                                125 BROAD STREET
                            NEW YORK, NEW YORK 10004
                                 (800) 451-2010


     This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current prospectus of Smith Barney Municipal Money Market Fund Inc. (the "fund"), dated July 29, 2004, as amended or supplemented from time to time, and should be read in conjunction with the fund's prospectus. Additional information about the fund's investments is available in the fund's annual and semi-annual reports to shareholders. The fund's prospectus and copies of the reports may be obtained free of charge from a Smith Barney Financial Consultant, or by writing or calling the fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the prospectus in its entirety.



     FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.


                               TABLE OF CONTENTS


                                                               PAGE
                                                               -----
Directors and Executive Officers of the Fund................       2
Investment Objective and Management Policies................       7
Investment Restrictions.....................................      12
Investment Management.......................................      13
Purchase of Shares..........................................      16
Redemption of Shares........................................      16
Distributor.................................................      19
Distribution Arrangements...................................      19
Valuation of Shares.........................................      20
Exchange Privilege..........................................      21
Taxes.......................................................      22
Additional Information......................................      25
Financial Statements........................................      25
Other Information...........................................      26
Appendix A--Ratings of Municipal Obligations................     A-1
Appendix B--Proxy Voting Guidelines & Procedures............     B-1



     This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

                  DIRECTORS AND EXECUTIVE OFFICERS OF THE FUND


     Overall responsibility for management and supervision of the fund rests with the fund's board of directors (the "Board"). The directors approve all significant agreements between the fund and the companies that furnish services to the fund, including agreements with the fund's distributor, investment adviser, custodian and transfer agent. The day-to-day operations of the fund are delegated to the manager.



     The names of the directors and executive officers of the fund, together with information as to their principal business occupations during the past five years, are set forth below.



                                                                                          NUMBER OF
                                            TERM OF                                     PORTFOLIOS IN
                           POSITION(S)    OFFICE* AND                                   FUND COMPLEX           OTHER
                            HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    DIRECTORSHIPS HELD
                               FUND       TIME SERVED            PAST 5 YEARS             DIRECTOR          BY DIRECTOR
 NAME, ADDRESS, AND AGE   --------------  -----------   ------------------------------  -------------   -------------------
INDEPENDENT DIRECTORS:
Lee Abraham               Director        Since 1999    Retired; Former Director of           27        None
13732 LeHavre Drive                                     Signet Group PLC (specialty
Frenchman's Creek                                       retail jeweller)
Palm Beach Gardens, FL
33410
Age 76
Allan J. Bloostein        Director        Since 1999    President of Allan Bloostein          34        Taubman Centers
27 West 67th Street                                     Associates, a consulting firm;                  Inc. (real estate
New York, NY 10023                                      Former Director of CVS Corp.                    investment trust)
Age 74                                                  (retail pharmacy)
Jane F. Dasher            Director        Since 1999    Controller of PBK Holdings            27        None
Korsant Partners                                        Inc., a family investment
283 Greenwich Avenue                                    company
Greenwich, CT 06830
Age 53
Donald R. Foley           Director        Since 1989    Retired                               19        None
3668 Freshwater Drive
Jupiter, FL 33477
Age 81
Richard E. Hanson, Jr.    Director        Since 1999    Retired; Former Head of the           27        None
2751 Vermont Route 140                                  New Atlanta Jewish Community
Poultney, VT 05764                                      High School
Age 62
Paul Hardin               Director        Since 1994    Professor of Law & Chancellor         34        None
12083 Morehead                                          Emeritus at the University of
Chapel Hill, NC 27514-                                  North Carolina
8426
Age 72
Roderick C. Rasmussen     Director        Since 1989    Investment Counselor                   8        None
9 Cadence Court
Morristown, NJ 07960
Age 77
John P. Toolan            Director        Since 1989    Retired                               28        John Hancock Funds
13 Chadwell Place
Morristown, NJ 07960
Age 73

                                                                                          NUMBER OF
                                            TERM OF                                     PORTFOLIOS IN
                           POSITION(S)    OFFICE* AND                                   FUND COMPLEX           OTHER
                            HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    DIRECTORSHIPS HELD
                               FUND       TIME SERVED            PAST 5 YEARS             DIRECTOR          BY DIRECTOR
 NAME, ADDRESS, AND AGE   --------------  -----------   ------------------------------  -------------   -------------------
INTERESTED DIRECTOR:
R. Jay Gerken**           Chairman,       Since 2002    Managing Director of Citigroup       221        None
Citigroup Asset           President and                 Global Markets Inc. ("CGM");
Management ("CAM")        Chief                         Chairman, President and Chief
399 Park Avenue           Executive                     Executive Officer of Smith
4th Floor                 Officer                       Barney Fund Management LLC
New York, NY 10022                                      ("SBFM"); Travelers Investment
Age 52                                                  Adviser, Inc. ("TIA") and Citi
                                                        Fund Management Inc. ("CFM");
                                                        President and Chief Executive
                                                        Officer of certain mutual
                                                        funds associated with
                                                        Citigroup Inc. ("Citigroup");
                                                        Formerly, Portfolio Manager of
                                                        Smith Barney Allocation Series
                                                        Inc. (from 1996-2001) and
                                                        Smith Barney Growth and Income
                                                        Fund (from 1996-2001)
OFFICERS:
Andrew B. Shoup           Senior Vice     Since 2003    Director of CAM; Senior Vice         N/A        N/A
CAM                       President and                 President and Chief
125 Broad Street,         Chief                         Administrative Officer of
11th Floor                Administrative                mutual funds associated with
New York, NY 10004        Officer                       Citigroup; Treasurer of
Age 47                                                  certain mutual funds
                                                        associated with Citigroup;
                                                        Head of International Funds
                                                        Administration of CAM (from
                                                        2001 to 2003); Director of
                                                        Global Funds Administration of
                                                        CAM (from 2000 to 2001); Head
                                                        of U.S. Citibank Funds
                                                        Administration of CAM (from
                                                        1998 to 2000)
Robert Brault             Chief           Since 2004    Director of CGM; Chief               N/A        NA
CAM                       Financial                     Financial Officer and
125 Broad Street          Officer and                   Treasurer of certain mutual
11th Floor                Treasurer                     funds associated with
New York, NY 10004                                      Citigroup; Director of
Age 38                                                  Internal Control for CAM U.S.
                                                        Mutual Fund Administration
                                                        (from 2002 to 2004); Director
                                                        of Project Management &
                                                        Information Systems for CAM
                                                        U.S. Mutual Fund
                                                        Administration (from 2000 to
                                                        2002); Vice President of
                                                        Mutual Fund Administration at
                                                        Investors Capital Services
                                                        (from 1999 to 2000)
Julie P. Callahan, CFA    Vice President  Since 2002    Vice President of CGM                N/A        N/A
CAM                       and Investment
399 Park Avenue           Officer
4th Floor
New York, NY 10022
Age 31

Joseph P. Deane           Vice President  Since 1999    Managing Director of CGM;            N/A        N/A
CAM                       and Investment                Investment Officer of SBFM
399 Park Avenue           Officer
4th Floor
New York, NY 10022
Age 54

                                                                                          NUMBER OF
                                            TERM OF                                     PORTFOLIOS IN
                           POSITION(S)    OFFICE* AND                                   FUND COMPLEX           OTHER
                            HELD WITH      LENGTH OF    PRINCIPAL OCCUPATION(S) DURING   OVERSEEN BY    DIRECTORSHIPS HELD
                               FUND       TIME SERVED            PAST 5 YEARS             DIRECTOR          BY DIRECTOR
 NAME, ADDRESS, AND AGE   --------------  -----------   ------------------------------  -------------   -------------------
OFFICERS:
Kaprel Ozsolak            Controller      Since 2002    Vice President of CGM;               N/A        N/A
CAM                                                     Controller of certain funds
125 Broad Street                                        associated with Citigroup
11th Floor
New York, NY 10004
Age 38
Andrew Beagley            Chief Anti-     Since 2002    Director of CGM (since 2000);        N/A        N/A
CAM                       Money                         Director of Compliance, North
399 Park Avenue, 4th      Laundering                    America, CAM (since 2000);
Floor                     Compliance                    Chief Anti-Money Laundering
New York, NY 10022        Officer                       Compliance Officer and Vice
Age 40                                                  President of certain mutual
                                                        funds associated with
                                                        Citigroup Inc.; Director of
                                                        Compliance, Europe, the Middle
                                                        East and Africa, Citigroup
                                                        Asset Management (1999-2000);
                                                        Compliance Officer, Salomon
                                                        Brothers Asset Management
                                                        Limited, Smith Barney Global
                                                        Capital Management Inc.,
                                                        Salomon Brothers Asset
                                                        Management Asia Pacific
                                                        Limited (1997-1999)
Robert I. Frenkel         Secretary and   Since 2003    Managing Director and General        N/A        N/A
CAM                       Chief Legal                   Counsel, Global Mutual Funds
300 First Stamford Place  Officer                       for CAM and its predecessor;
4th Floor                                               Secretary of CFM; Secretary
Stamford, CT 06902                                      and Chief Legal Officer of
Age 48                                                  mutual funds associated with
                                                        Citigroup Inc. (since 1994)


------------
* Each Director and officer serves until his or her successor has been duly elected and qualified.

** Mr. Gerken is a Director who is an "interested person" of the fund as defined in the Investment Company Act of 1940, as amended ("1940 Act"), because Mr. Gerken is an officer of SBFM and certain of its affiliates.

     As of July 2, 2004, none of the Independent Directors or their immediate family members owned beneficially or of record any securities in the manager or principal underwriter of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the manager or principal underwriter of the fund.



     The fund has no compensation committee of the Board or any committee performing similar functions. The fund has an administrative and governance committee composed of three independent directors, Lee Abraham, Donald R. Foley and Richard E. Hanson, Jr.



     The Administrative and Governance Committee functions as a Nominating Committee and is charged with the duty of making all nominations for Independent Directors to the Board. The Administrative and Governance Committee which acts as a nominating committee of the Board of Directors will consider nominees recommended by the fund's shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations to the fund's Secretary. The Administrative and Governance Committee did not meet during the fund's most recent fiscal year.



     The Fund has an audit committee ("Audit Committee") comprised solely of members who are independent as defined in the New York Stock Exchange's ("NYSE") Listed Company Manual. The members of the Audit Committee are Lee Abraham, Jane Dasher, John Toolan. The Audit Committee oversees the scope of the fund's audits, the funds' accounting and financial reporting policies and practices and their internal controls. The Audit Committee approves, and recommends to the Independent Directors of the fund for their ratification, the selection, appointment, retention or termination of the Funds's independent registered public accounting firm and approves the compensation of the registered public accounting firm auditors. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund's independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund's operations and financial reporting. During the most recent fiscal year, the Audit Committee met two times.



     The Fund has an investment committee comprised of Mssrs. Bloostein, Hardin, Rasmussen and Toolan. The committee reviews the investment performance of the fund. The investment committee met four times during the most recent fiscal year.



     The Fund also has a pricing committee composed of the Chairman of the Board and one independent director, which is charged with determining fair value prices for securities when required. During the fund's most recent fiscal year, the pricing committee met five times.

     The following table sets forth the dollar range of equity securities in the fund beneficially owned by a Director, and, on an aggregate basis, in all registered investment companies overseen by a director in the Fund Complex as of December 31, 2003.



                                                                         AGGREGATE DOLLAR RANGE OF EQUITY*
                                                                            SECURITIES IN ALL INVESTMENT
                                               DOLLAR RANGE OF EQUITY*       COMPANIES ASSOCIATED WITH
                                               SECURITIES IN THE FUND    CITIGROUP OVERSEEN BY THE DIRECTOR
NAME OF DIRECTOR                               -----------------------   ----------------------------------
Lee Abraham..................................             A                              B
Allan J. Bloostein...........................             A                              E
Jane F. Dasher...............................             A                              E
Donald R. Foley..............................             A                              E
R. Jay Gerken................................             C                              E
Richard E. Hanson, Jr........................             A                              B
Paul Hardin..................................             B                              E
Roderick C. Rasmussen........................             A                              C
John P. Toolan...............................             A                              E


------------

*  The dollar ranges are as follows:



     A = None


     B = $1 - $10,000


     C = $10,001 - $50,000


     D = $50,001 - $100,000


     E = Over $100,000



     The following table shows the compensation paid by the fund and other mutual funds of the CAM mutual funds complex to each director during the fund's last fiscal year. None of the officers of the fund received any compensation from the fund for such period. The fund does not pay retirement benefits to its directors and officers. Officers and interested directors of the fund are compensated by CGM. Fees for Directors who are not an officer, director or employee of CGM or any of its affiliates are $60,000 per annum which are allocated based on relative net assets of each fund in the group plus a per meeting fee of $2,500 with respect to in person meetings. Each chairman of a committee receives $3,000 per annum. In addition, these directors receive a fee of $500 per fund for each telephone meeting plus reimbursement for travel and out-of-pocket expenses. For the fund's fiscal year ended March 31, 2004, such fees and expenses totaled $19,408.



     As of July 2, 2004, the Directors and officers of the fund as a group owned less than 1% of any of the classes of the shares of the fund. As of July 2, 2004, to the knowledge of the fund, no shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) beneficially owned 5% or more of any class of the outstanding shares of the fund with the exception of the following:



NAME & ADDRESS                                                PERCENT
--------------                                                -------
Class Y.....................................................  100.00%
Kevin Timothy Ryan
c/o Global Intelligence Ntwk
3950 East Patrick Lane
Suite 101
Las Vegas, NV 89120-4907

                               COMPENSATION TABLE


                                                                                            NUMBER OF
                                                                                            INVESTMENT
                                                                                          PORTFOLIOS FOR
                                      AGGREGATE COMPENSATION   AGGREGATE COMPENSATION     WHICH DIRECTOR
                                       FROM FUND FOR FISCAL      FROM THE FUND AND        SERVES WITHIN
NAME OF PERSON                         YEAR ENDED 03/31/04        THE FUND COMPLEX         FUND COMPLEX
--------------                        ----------------------   ----------------------   ------------------
Lee Abraham.........................          $8,134                  $76,300                   27
Allan J. Bloostein..................           8,134                   76,100                   34
Jane F. Dasher......................           8,378                   80,150                   27
Donald R. Foley+....................           7,018                   53,700                   19
R. Jay Gerken*......................               0                        0                  221
Richard E. Hanson...................           8,134                   76,600                   27
Paul Hardin.........................           8,134                  126,600                   34
Roderick C. Rasmussen+..............           4,625                   46,100                   27
John P. Toolan......................           8,378                   77,050                   27


------------

 * Mr. Gerken is an "interested person" as defined in the 1940 Act, because he is Managing Director of CGM and a director and/or officer of affiliates of SBFM, the fund's investment adviser.


+ Pursuant to a deferred compensation plan, the indicated persons elected to defer payment of the following amounts of their aggregate compensation from the fund: Donald R. Foley--$1,360 and Roderick C. Rasmussen--$3,509 and the following amounts of their total compensation from the Fund Complex: Donald R. Foley--$7,950 and Roderick C. Rasmussen--$30,000.



     Upon attainment of age 72 the fund's current directors may elect to change to emeritus status. Any directors elected or appointed to the Board in the future will be required to change to emeritus status upon attainment of age 80 unless such person was a director prior to the adoption of the emeritus program. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the fund's directors, together with reasonable out-of-pocket expenses for each meeting attended. For the last fiscal year, there was no compensation paid by the fund to directors emeritus.


                  INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES


     The prospectus discusses the fund's investment objective and its policies. The following discussion supplements the description of the fund's investment policies in the prospectus. The fund will pursue its objective by investing in a diversified portfolio of municipal obligations, the interest on which is excluded from gross income for regular federal income tax purposes in the opinion of counsel to the various issuers. The fund operates as a money market fund, and utilizes certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, the fund will not purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 397 days, or maintain a dollar-weighted average portfolio maturity in excess of 90 days.



     In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities, the interest on which is excluded from gross income for regular Federal income tax purposes in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal obligations" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

     Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the fund nor SBFM will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

     Except for temporary defensive purposes, at least 80% of the fund's assets will be invested in municipal obligations that produce income that is exempt from regular federal income tax (but may be subject to the federal alternative minimum tax). In each of the fund's prior fiscal years, 100% of its income has been exempt from regular federal income tax and the fund's shares have had a stable $1.00 price.


     The fund's investments are limited to United States dollar-denominated instruments that, at the time of acquisition (including any related credit enhancement features) have received a rating in one of the two highest categories for short-term debt obligations from the "Requisite NRSROs," securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. "Requisite NRSROs" means (a) any two nationally recognized statistical rating organizations ("NRSROs") that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such rating at the time that the fund acquires the security. The NRSROs currently designated as such by the SEC are the Standard & Poor's division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's"), Fitch Inc. and Dominion Bond Rating Services Limited.


     The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of NRSROs such as Moody's and S&P represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.


     The two principal classifications of municipal obligations are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.


     For purposes of diversification and concentration under the 1940 Act, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements relating to the fund's qualifications as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

     Among the types of obligations in which the fund may invest are floating or variable rate instruments subject to demand features ("demand instruments"); tax-exempt commercial paper; and notes such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than 13 months but have a demand feature (or "put") that entitles the holder to receive the principal amount of the underlying security and may be exercised either (a) at any time on no more than 30 days' notice; or (b) at specified intervals not exceeding one year and upon no more than 30 days' notice. Demand features generally consist of a letter of credit issued by a domestic or foreign bank. A variable rate instrument provides for adjustment of its interest rate on set dates and upon such adjustment can reasonably be expected to have a market value that approximates its amortized cost; a floating rate instrument provides for adjustment of its interest rate whenever a specified interest rate (e.g., the prime rate) changes and at any time can reasonably be expected to have a market value that approximates its amortized cost.

     The fund may purchase participation interests in variable-rate tax-exempt securities (such as IDBs) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

     Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager, under the supervision of the board of directors (the "board"), has determined meets the prescribed quality standards for the fund. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of its participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by the fund. The manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by the fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the manager may subscribe.

     PRIVATE ACTIVITY BONDS. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to the federal alternative minimum tax to the extent that the fund's dividends are derived from interest on these bonds. These private activity bonds are included in the term "municipal obligations" for purposes of determining compliance with the 80% test described above. Dividends derived from interest on any tax-exempt municipal obligations are a component of the "current earnings" adjustment for purposes of the federal corporate alternative minimum tax.

     STRUCTURED SECURITIES. The fund may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds coupled with a conditional right to sell ("put") the fund's interest in the underlying bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a derivative product is structured as a trust or partnership in order to provide for pass-through treatment of tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

     Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of the fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the fund receives an opinion of legal counsel to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such derivative products would be deemed taxable.

     The fund intends to limit the risk of derivative products by purchasing only those derivative products that are consistent with the fund's investment objective and policies. The fund will not use such instruments to leverage securities. Hence, derivative products' contributions to the overall market risk characteristics of the fund will not materially alter its risk profile and will be fully representative of the fund's maturity guidelines.

     The fund will not invest more than 10% of the value of its assets in illiquid securities, which may include certain derivative products and will include any repurchase transactions that do not mature within seven days.

     WHEN-ISSUED SECURITIES. The fund may purchase municipal obligations on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal obligations purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase municipal obligations on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

     Municipal obligations are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal obligations tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal obligations on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund's custodian bank or in the fund's records. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or liquid securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes.

     When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     PUTS. Among the types of securities that the fund may purchase are municipal obligations having put features. A "put" is a right to sell a specified underlying security or securities within a specified period of time and at a specified exercise price that may be sold, transferred or assigned only with the underlying security or securities. The types of puts that the fund may purchase include "demand features" and "stand-by commitments."



     STAND-BY COMMITMENTS. The fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a stand-by commitment, a dealer agrees to purchase, at the fund's option, specified municipal obligations at a specified price. The fund intends to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of the manager, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the manager will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information. A "stand-by commitment" entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Although it is permissible for the fund to purchase securities with standby commitments, as a practical matter, it is unlikely that the fund would have the need or the opportunity to do so because such puts are not commonly available. Because the fund invests in securities backed by banks and other financial institutions, change in the credit quality of these institutions could cause losses to the fund and affect its share price. The fund will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes.



     REPURCHASE AGREEMENTS. The fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period of time (usually not more than seven days), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. In evaluating these potential risks, the manager, acting under the supervision of the fund's board of directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements.


     OTHER FACTORS TO BE CONSIDERED. The fund anticipates being as fully invested as practicable in tax-exempt securities. The fund may invest in taxable investments due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of portfolio securities or in anticipation of redemptions. However, the fund generally expects to invest the proceeds received from the sale of shares in municipal obligations as soon as reasonably possible, which is generally within one day. At no time will more than 20% of the fund's net assets be invested in taxable investments except when the manager has determined that market conditions warrant the fund's adopting a temporary defensive investment posture. To the extent the fund's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the fund's investment objective.


     The fund may invest in securities, the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

     Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. The fund believes that, in general, the secondary market for tax-exempt securities in the fund's portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.


     The fund may engage in short-term trading to attempt to take advantage of short-term market variations or may dispose of a portfolio security prior to its maturity if it believes such disposition advisable or it needs to generate cash to satisfy redemptions. In such cases, the fund may realize a gain or loss.



     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax exempt obligations for investment by the fund and the value of the fund's portfolio would be affected. The Board would then reevaluate the fund's investment objective and policies.


                            INVESTMENT RESTRICTIONS


     The fund is subject to certain restrictions and policies that are "fundamental," which means that they may not be changed without a "vote of a majority of the outstanding voting securities" of the fund, as defined under the 1940 Act. The fund is subject to other restrictions and policies that are "non-fundamental" and which may be changed by the fund's Board without shareholder approval, subject to any applicable disclosure requirements.


     FUNDAMENTAL POLICIES. Without the approval of a majority of its outstanding voting securities, THE FUND MAY NOT:

          1. issue "senior securities" as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

          2. invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

          3. borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

          4. make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

          5. engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities.

          6. purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

          7. invest in a manner that would cause the fund to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

NONFUNDAMENTAL POLICIES.  As nonfundamental policies, THE FUND MAY NOT:

          1. purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

          2. purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

     All of the foregoing restrictions which are stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

                             INVESTMENT MANAGEMENT


     SBFM serves as investment adviser to the fund pursuant to a written agreement (the "Management Agreement"), which was most recently approved by the fund's board of directors, including a majority of the directors who are not interested persons of the fund or CGM (the "Independent Directors"), on June 25, 2004. Subject to the supervision and direction of the fund's Board, the manager manages the fund's portfolio in accordance with the fund's stated investment objective and policies, makes investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund. The manager pays the salary of any officer and employee who is employed by both it and the fund. The manager bears all expenses in connection with the performance of its services. SBFM is an indirect wholly owned subsidiary of Citigroup SBFM (through predecessor entities) has been in the investment counseling business since 1968 and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of March 31, 2004 consisting of approximately $115.4 billion.



     Effective July 1, 2003, the fund pays an advisory fee in accordance with the following schedule: 0.475% of the first $1 billion of average daily net assets; 0.45% of the next $1 billion of average daily net assets; 0.425% of the next $3 billion of average daily net assets; 0.40% of the next $5 billion of average daily net assets; and 0.375% of average daily net assets over $10 billion. Such fee is accrued daily and paid monthly.



     For the fiscal years ended March 31, 2002, 2003 and 2004, the management fees were $38,844,966, $38,022,709 and $33,467,708, respectively.



     The Management Agreement provides that all other expenses not specifically assumed by the manager are borne by the fund. Expenses payable by the fund include, but are not limited to, charges of custodians (including sums as custodian and sums for keeping books and for rendering other services to the fund), transfer agents and registrars, expenses of registering or qualifying shares for sale (including the printing of the fund's registration statements and prospectuses), out-of-pocket expenses of directors and fees of directors who are not "interested persons" of the fund as defined in the 1940 Act, association membership dues, charges of auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, insurance expense, costs of performing portfolio valuations, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, and all other costs incident to the fund's corporate existence. No sales or promotion expenses are incurred by the fund, but expenses incurred in complying with laws regulating the issue or sale of the fund's shares, which are paid by the fund, are not deemed sales or promotion expenses.



     The Management Agreement will continue in effect if specifically approved annually by a majority of the directors of the fund who are not parties to such contract or "interested persons" of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. It may be amended or modified only if approved by vote of the holders of a majority of the fund's outstanding shares as defined in the 1940 Act.



     The Management Agreement provides that the manager is not liable for any act or omission in the course of, or in connection with, rendering services under the Management Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligation or duties. The Management Agreement permits the manager to render services to others and to engage in other activities.



     The Management Agreement has an initial term of two years and continues in effect from year to year thereafter if such continuance is specifically approved at least annually by the fund's board of directors or by a majority of the outstanding voting securities of the fund, and in either event, by a majority of the Independent Directors of the Board with such Independent Directors casting votes in person at a meeting called for such purpose. In approving the continuation of the fund's Management Agreement, the board, including the Independent Directors, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the fund, compared the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the fund. The board also considered the fund's performance relative to a selected peer group and to other benchmarks, the expense ratio of the fund in comparison to other funds of comparable size, and other factors. Specifically, the board noted information received at regular meetings throughout the year related to fund performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker-dealers who execute transactions on behalf of the fund. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Management Agreement was in the best interests of the fund and its shareholders. The Independent Directors were advised by separate independent legal counsel throughout the process.


CODE OF ETHICS


     Pursuant to Rule 17j-1 of the 1940 Act, the fund, its investment adviser and principal underwriter have adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility. A copy of the Code of Ethics for the fund, its investment adviser and the distributor are on file with the Securities and Exchange Commission (the "SEC").



PROXY VOTING GUIDELINES AND PROCEDURES



     Although individual Board members may not agree with particular policies or votes by the fund's manager, the Board has approved delegating proxy voting discretion to the manager believing that the manager should be responsible for voting because it is a matter relating to the investment decision making process.



     Attached as Appendix B are the summary of the guidelines and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, including the procedures that the fund uses when a vote presents a conflict between the interests of fund shareholders, on the one hand, and those of the manager or any affiliated person of the fund or the manager, on the other. This summary of the guidelines gives a general indication as to how the manager will vote proxies relating to portfolio securities on each issue listed. However, the guidelines do not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the guidelines presented. Notwithstanding the foregoing, the manager always endeavors to vote proxies relating to portfolio securities in accordance with the fund's investment objectives.



     Effective August 31, 2004, information on how the fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 will be available (1) without charge, upon request, by calling 1-800-451-2010, and (2) on the SEC's website at http:www.sec.gov.


COUNSEL


     Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the fund.



     Sullivan & Cromwell LLP, 125 Broad Street, New York, New York 10004, serves as counsel to the directors who are not "interested persons" of the fund.



INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



     KPMG LLP, 757 Third Avenue, New York, New York 10017, has been selected to serve as the fund's independent registered public accounting firm and to render an opinion on the fund's financial statements for the fiscal year ended March 31, 2005.


CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT


     The fund has entered into a Custodian Agreement and a Fund Accounting Agreement with State Street Bank and Trust Company ("State Street"), pursuant to which custodial and fund accounting services, respectively, are provided for the fund. Among other things, State Street calculates the daily net asset value for the fund. Securities may be held by a sub-custodian bank approved by the fund's directors.


     The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts, 02110.

     Citicorp Trust Bank, fsb (the "transfer agent"), located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.



     PFPC Inc. ("PFPC" or "sub-transfer agent"), located at P.O. Box 9699, Providence, R.I. 02940-9699, serves as the fund's sub-transfer agent to render certain shareholder record keeping and accounting services functions. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. For the fiscal year ended March 31, 2004, total transfer agency service expenses were $2,146,486 for Class A shares.


                               PURCHASE OF SHARES


     Investors may purchase shares from a Service Agent. In addition, certain investors may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class A or Class Y shares. Your Service Agent may charge customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC are subject to a $10.00 annual maintenance fee for one fund and a maximum of $15.00 for more than one fund. The minimum initial investment for Class A shares is $1,000. There are no minimum investment requirements in Class A shares for employees of Citigroup and its subsidiaries, including CGM, and Directors or Trustees of any Smith Barney shares mutual funds, and their spouses and children. The minimum initial investment for Class Y is $15,000,000. Subsequent investments of at least $50 may be made for either class. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the fund's sub-transfer agent. Share certificates are issued only upon a shareholder's written request to the sub-transfer agent.


     LETTER OF INTENT -- CLASS Y SHARES. A letter of intent may be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of at least $5,000,000 in Class Y shares of the fund and agree to purchase a total of at least $15,000,000 of Class Y shares of the fund within 13 months from the date of the letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased during such period will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.25%) and expenses applicable to the fund's Class A shares, which may include a deferred sales charge of 1.00%. Please contact your Service Agent or the transfer agent for further information.

                              REDEMPTION OF SHARES


     Shareholders may redeem their shares without charge on any day the fund calculates its net asset value. See "Valuation of Shares." Redemption requests received in proper form before the close of regular trading on the NYSE (normally 4 pm, Eastern time, are priced at the net asset value as next determined on that day. Redemption requests received after that time are priced at the net asset value next determined. Redemption requests must be made through the Service Agent through whom the shares were purchased, except that shareholders who purchased shares of the fund from the transfer agent may also redeem shares directly through the transfer agent. A shareholder desiring to redeem shares represented by certificates also must present the certificates to their Service Agent or the sub-transfer agent endorsed for transfer (or accompanied by an endorsed stock power), signed exactly as the shares are registered. Redemption requests involving shares represented by certificates will not be deemed received until the certificates are received by sub-transfer agent in proper form.


     The fund normally transmits redemption proceeds on the business day following receipt of a redemption request but, in any event, payment will be made within three days thereafter, exclusive of days on which the NYSE is closed and the settlement of securities does not otherwise occur, or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. A shareholder who pays for fund shares by personal check will be credited with the proceeds of a redemption of those shares only after the purchase check has been collected, which may take up to fifteen days or more. A shareholder who anticipates the need for more immediate access to his or her investment should purchase shares with Federal funds, by bank wire or with a certified or cashier's check.


     Fund shareholders who purchase securities through a Service Agent may take advantage of special redemption procedures under which Class A shares of the fund will be redeemed automatically to the extent necessary to satisfy debit balances arising in the shareholder's account with a Service Agent. One example of how an automatic redemption may occur involves the purchase of securities. If a shareholder purchases securities but does not pay for them by the settlement date, the number of fund shares necessary to cover the debit will be redeemed automatically as of the settlement date, which usually occurs three business days after the trade date. Class A shares that are subject to a deferred sales charge (see "Deferred Sales Charge") are not eligible for such automatic redemption and will be redeemed only upon specific request. If the shareholder does not request redemption of such shares, the shareholder's account with a Service Agent may be margined to satisfy debit balances if sufficient fund shares that are not subject to any applicable deferred sales charge are unavailable. No fee is currently charged with respect to these automatic transactions. Shareholders not wishing to participate in these arrangements should notify their Service Agent.


     A written redemption request must (a) state the class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the sub-transfer agent together with the redemption request. Any signature appearing on a written redemption request in excess of $50,000, share certificate or stock power must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be mailed from an address other than the investor's address of record. The sub-transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form.



     The fund does not issue share certificates unless a written request signed by all registered owners is made to PFPC. If you hold share certificates, it will take longer to exchange or redeem shares. The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.



TELEPHONE REDEMPTION AND EXCHANGE PROGRAM



     To determine if a shareholder is entitled to participate in this program, he or she should contact the transfer agent at 1-800-451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, that will be provided by the sub-transfer agent upon request, along with a signature guarantee. (Alternatively, an investor may authorize telephone redemptions on the new account application with the applicant's signature guarantee when making his/her initial investment in the fund.)



     REDEMPTIONS. Redemption requests of up to $50,000 of either class of the fund's shares may be made by eligible shareholders by calling Smith Barney Shareholders Services at 1-800-451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day the NYSE is open. Requests received after the close of regular trading on the NYSE are priced at the net asset value next determined. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.


     A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

     EXCHANGES. Eligible shareholders may make exchanges by telephone if the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the transfer agent at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time) on any day on which the NYSE is open. See "Exchange Privilege" for more information.


     ADDITIONAL INFORMATION REGARDING TELEPHONE REDEMPTION AND EXCHANGE PROGRAM. Neither the fund, the transfer agent nor the sub-transfer agent will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.


DEFERRED SALES CHARGE

     Class A shares which were originally acquired in one of the other Smith Barney mutual funds at net asset value subject to a deferred sales charge, continue to be subject to any applicable deferred sales charge of the original fund. Therefore, such Class A shares that are redeemed within 12 months of the date of purchase of the original fund may be subject to a deferred sales charge of 1.00%. The amount of any deferred sales charge will be paid to and retained by Smith Barney. The deferred sales charge will be assessed based on an amount equal to the account value at the time of redemption, and will not be imposed on increases in value above the initial purchase price in the original fund. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

     In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Class A shares have been held will be calculated from the date that the shares were initially acquired in one of the other Smith Barney mutual funds, and the amount of shares being redeemed will be considered to represent, as applicable, the value of capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For federal income tax purposes, the amount of the deferred sales charge will reduce the gain (if any) or increase the loss (if any), as the case may be, on redemption.

     The deferred sales charge on Class A shares, if any, will be waived on (a) exchanges (see "Exchange Privilege" below); (b) redemptions of shares within twelve months following the death or disability of the shareholder; (c) redemption of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 59 1/2; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of a fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.


     Deferred sales charge waivers will be granted subject to confirmation (by CGM in the case of shareholders who are also CGM clients or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

                                  DISTRIBUTOR


     DISTRIBUTOR. CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the fund's distributor on a best efforts basis pursuant to a distribution agreement dated June 5, 2000 (the "Distribution Agreement"), which was approved by the fund's board of directors. This Distribution Agreement replaced the Distribution Agreement with CFBDS, Inc.



     BROKERAGE. The Manager places orders for the purchase and sale of securities for the fund. All of the portfolio transactions have been principal transactions with major dealers in money market instruments, on which no brokerage commissions are paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. No portfolio transactions are handled by CGM.



     When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to the settlement date, such as an investment in a Smith Barney money market fund (other than the Smith Barney Exchange Reserve Fund). If the investor instructs CGM to invest in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the fund and the money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets, computed on the basis of their average daily net assets. The fund's board of directors has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Management and Distribution Agreements for continuance.



     There were no holdings of securities issued by broker/dealers who executed brokerage transactions on behalf of the fund as of March 31, 2004.


                           DISTRIBUTION ARRANGEMENTS


     To compensate CGM for the services it provides and for the expense it bears under the Distribution Agreement, the fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the fund pays CGM a service fee at the rate of 0.10% of the average balance of Class A shares held in the accounts of the customers of Smith Barney Financial Consultants. The fee is used by CGM to pay Smith Barney Financial Consultants for servicing shareholder accounts for as long as shareholders remain a holder of the class.

     The following service and distribution fees were incurred during the fiscal years ended as indicated:

DISTRIBUTION PLAN FEES


                                                            3/31/04      03/31/03     3/31/02
                                                           ----------   ----------   ----------
Class A..................................................  $7,641,646   $8,099,274   $8,287,648



     CGM incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expense, to Smith Barney Financial Consultants and if applicable accruals for interest on the excess of CGM expenses incurred in the distribution of the fund is shares over the sum of the distribution fees and deferred sales charges received by CGM as expressed in the following table for the fiscal year ended March 31, 2004:



                                   FINANCIAL                   MARKETING AND
                                   CONSULTANT      BRANCH       ADVERTISING     PRINTING
                                  COMPENSATION    EXPENSES       EXPENSES       EXPENSES     TOTAL
                                  ------------   ----------   ---------------   --------   ----------
                                   $3,954,624    $4,370,537             0              0   $8,325,161



     Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the fund's board of directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the directors and Independent Directors in the manner described above. The Plan may be terminated with respect to Class A at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, CGM will provide the board of directors periodic reports of the amounts expended under the Plan and the purpose for which such expenditures were made.



                              VALUATION OF SHARES


     Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the fund in valuing its assets.


     The fund uses the "amortized cost method" for valuing portfolio securities pursuant to Rule 2a-7 under the 1940 Act (the "Rule"). The amortized cost method of valuation of the fund's portfolio securities (including any securities held in the separate account maintained for "when-issued" securities) involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of portfolio securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods, the yield to investors in the fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of the fund's shares will remain at $1.00; however, shareholders should be aware that despite procedures that will be followed to have a stabilized price, including maintaining a maximum dollar-weighted average portfolio maturity of 90 days, investing only in securities that have, or are deemed to have, remaining maturities of 397 days or less and investing only in United States dollar-denominated instruments determined by the board of directors to be of high quality with minimal credit risks and which are Eligible Securities as defined below, there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause the fund's price per share to change from $1.00.



     An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of 397 days or less; (b) (i) is rated in the two highest short-term rating categories by any two NSROs that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause
(b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses
(b) and (c) above, the unrated security is determined by the directors to be of comparable quality to any such rated security.


                               EXCHANGE PRIVILEGE

     Except as otherwise noted below, shares of each class may be exchanged for shares of the same class in any of the Smith Barney mutual funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A and Class Y shares are subject to minimum investment requirements and all shares are subject to other terms or requirements of the fund into which exchanges are made and a sales charge may apply.


     CLASS A EXCHANGES. Class A shares of the fund will be subject to the applicable sales charge upon the exchange of such shares for Class A shares of another Smith Barney mutual fund sold with a sales charge.


     CLASS Y EXCHANGES. Class Y shareholders of the fund who wish to exchange all or a portion of their Class Y shares for Class Y shares in any of the Smith Barney mutual funds may do so without imposition of any charge.


     ADDITIONAL INFORMATION REGARDING EXCHANGES. The Fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the Fund and its shareholders. Accordingly, if the Fund's management in its sole discretion determines that an investor is engaged in excessive trading, the Fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of Fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney Mutual Fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The Fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the Fund will take no other action with respect to the shares until it receives further instructions from the investor. The Fund's policy on excessive trading applies to investors who invest in the Fund directly or through Service Agents, but does not apply to any systematic investment plans described in the Prospectus.



     During times of drastic economic or market conditions, the Fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components-redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the Fund's next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase's being delayed.

     Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares--Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined, plus any applicable sales charge. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. These exchange privileges are available to shareholders resident in any state in which the fund shares being acquired may legally be sold. The fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

                                     TAXES


     The following is a summary of certain material federal income tax considerations regarding the purchase, ownership and disposition of shares of the fund by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to the fund or to all categories of investors, some of which may be subject to special tax rules. Current and prospective shareholders are urged to consult their own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.


THE FUND AND ITS INVESTMENTS

     As described above and in the prospectus, the fund is designed to provide shareholders with current income that is excluded from gross income for regular federal income tax purposes. The fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R.10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.


     The fund has qualified and intends to continue to qualify each year as a "regulated investment company" under the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the fund's taxable year, (i) at least 50% of the market value of the fund's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.



     As a regulated investment company, the fund will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporate rates on any taxable income or gains that it does not distribute to its shareholders. The fund also intends to satisfy conditions that will enable it to pay "exempt-interest dividends" to its shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be subject to federal alternative minimum taxes and generally will be taxable for state and local tax purposes.

     The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by the fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.


     If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund's distributions, to the extent derived from the fund's current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains or tax-exempt income. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If the fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.


TAXATION OF U.S. SHAREHOLDERS

     Dividends and Distributions. Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.


     Dividends paid by the fund that are properly designated as exempt-interest dividends are generally not subject to regular federal income taxes, although they may be subject to federal alternative minimum taxes and generally will be taxable for state and local tax purposes. Dividends of the fund's net taxable investment income (including dividends from short-term capital gains) from its current and accumulated earnings and profits are generally subject to tax as ordinary income. Net long-term capital gains, if any, realized by the fund will be distributed annually as described in the prospectus. The fund will designate such distributions as "capital gain distributions" which will be taxable to a shareholder as long-term capital gains, whether paid in cash or in shares and regardless of how long such shareholder has held fund shares. Shareholders receiving dividends or distributions in the form of additional shares should be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

     Because the fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry fund shares will not be deductible for federal income tax purposes to the extent it is deemed related to such exempt-interest dividends. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then for federal income tax purposes, any loss on the sale or exchange of such share, to the extent of such exempt-interest dividends, will be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividends paid by the fund which represents income derived from "private activity bonds" held by the fund may not retain its federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Moreover, some or all of the fund's dividends and distributions may be a specific tax preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of fund dividends and distributions may affect the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code and (b) subject to a federal alternative minimum tax, the federal branch profits tax or the federal excess net passive income tax.


     Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference, if any, between the amount realized and his basis in his shares. A redemption of shares by the fund will be treated as a sale for this purpose. Because the fund seeks to maintain a constant net asset value per share, it is not expected that a shareholder would have gain or loss upon a sale of fund shares. However, the ability of the fund to maintain a constant net asset value per share is not guaranteed, so there may be some gain or loss upon a sale.

     Backup Withholding. The fund may be required to withhold, for federal income tax purposes, a portion of the dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder's federal income tax liability.

     Notice. Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions from the fund for the prior calendar year. Any dividends attributable to interest on municipal obligations generally will be taxable as ordinary dividends for state tax purposes even if such dividends are excluded from gross income for regular federal income tax purposes except, in certain states, to the extent they are attributable to interest on obligations of those states and certain of their agencies or instrumentalities and any other applicable requirements are satisfied. These statements also will designate the amount of exempt-interest dividends that is a specific preference item for purposes of the federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, written notice after the close of the fund's taxable year as to the federal income tax status of his or her dividends and distributions. The dollar amount of dividends excluded or exempt from federal income taxation and the dollar amount subject to federal income taxation, if any, will vary for each shareholder depending upon the size and duration of such shareholder's investment in the fund.

     Other Taxes. Distributions may also be subject to additional state, local and foreign tax depending on each shareholder's particular situation.

     THE FOREGOING IS ONLY A SUMMARY OF CERTAIN MATERIAL FEDERAL INCOME TAX CONSEQUENCES AFFECTING THE FUND AND ITS SHAREHOLDERS. PROSPECTIVE SHAREHOLDERS ARE ADVISED TO CONSULT THEIR OWN TAX ADVISERS WITH RESPECT TO THE PARTICULAR TAX CONSEQUENCES TO THEM OF AN INVESTMENT IN THE FUND.

                             ADDITIONAL INFORMATION

     The fund was incorporated under the laws of the State of Maryland on April 1, 1980, and is registered with the SEC as a non-diversified, open-end management investment company.


     Class A and Class Y shares represent interests in the assets of the fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that expenses related to the distribution of Class A shares are borne solely by Class A shares and Class A shares have exclusive voting rights with respect to provisions of the fund's Rule 12b-1 distribution plan which pertain to that Class. Fund shares do not have cumulative voting rights; are fully paid when issued; have no preemptive, subscription or conversion rights; and are redeemable.



     The fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing directors unless and until such time as less than a majority of the directors holding office have been elected by shareholders. The directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the fund's outstanding shares, and the fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class.


     The fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the fund at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Financial Consultants or the transfer agent.

                              FINANCIAL STATEMENTS


     The fund's financial information incorporated by reference from the fund's Annual Report to shareholders for the fiscal year ended March 31, 2004. The Annual Report was filed on June 7, 2004, accession number 0001133228-04-000270.

                               OTHER INFORMATION


     Smith Barney Mutual Funds offers more than 60 mutual funds. We understand that many investors prefer an active role in allocating the mix of funds in their portfolio, while others want the asset allocation decisions to be made by experienced managers.



     THAT'S WHY WE OFFER THREE "STYLES" OF FUND MANAGEMENT THAT CAN BE TAILORED TO SUIT EACH INVESTOR'S UNIQUE FINANCIAL GOALS.


        CLASSIC SERIES--PORTFOLIO MANAGER DRIVEN FUNDS
        The Classic Series lets investors participate in mutual funds whose investment decisions are determined by experienced portfolio managers, based on each fund's investment objectives and guidelines. Classic Series funds invest across asset classes and sectors, utilizing a range of strategies in order to achieve their objectives.


        RESEARCH SERIES--DRIVEN BY EXHAUSTIVE FUNDAMENTAL SECURITIES ANALYSIS Built on a foundation of substantial buy-side research under the direction of our Citibank Global Asset Management (CGAM) colleagues, the Research funds focus on well-defined industries, sectors and trends.


        STYLE PURE SERIES--A SOLUTION TO FUNDS THAT STRAY
        The Style Pure Series funds are the building blocks of asset allocation. Other than maintaining minimal cash or under extraordinary conditions, Style Pure Series funds stay fully invested within their asset class and investment style, enabling you to make asset allocation decisions in conjunction with your financial professional.

                                   APPENDIX A

                        RATINGS OF MUNICIPAL OBLIGATIONS

DESCRIPTION OF RATINGS OF STATE AND LOCAL GOVERNMENT MUNICIPAL NOTES


     Notes are assigned distinct rating symbols in recognition of the differences between short-term credit risk and long-term credit risk. Factors affecting the liquidity of the borrower and short-term cyclical elements are critical in short-term ratings, while other factors of major importance in bond risk, long-term secular trends for example, may be less important over the short run.


MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"):

     Moody's ratings for state and municipal short-term obligations will be designated Moody's Investment Grade ("MIG"). A short-term rating may also be assigned on an issue having a demand feature--a variable rate demand obligation. Such ratings will be designated as VMIG. Short-term ratings on issues with demand features are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. Additionally, investors should be alert to the fact that the source of payment may be limited to the external liquidity with no or limited legal recourse to the issuer in the event the demand is not met.

     MIG 1/VMIG 1--This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2/VMIG 2--This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

THE STANDARD & POOR'S DIVISION OF THE MCGRAW-HILL COMPANIES, INC. ("S&P"):

     SP-1--This rating indicates a very strong or strong capacity to pay principal and interest and the possession of overwhelming safety characteristics.

               DESCRIPTION OF TWO HIGHEST MUNICIPAL BOND RATINGS

MOODY'S:


     Aaa--Bonds that are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.



     Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.


S&P:

     AAA--Debt rated 'AAA' has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA--Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

                DESCRIPTION OF HIGHEST COMMERCIAL PAPER RATINGS


MOODY'S:


     PRIME 1--Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.


S&P:


     A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign designation.

                            ------------------------

     After purchase by the fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. Neither event will require a sale of such security by the fund; however, the manager will consider such event in determining whether the fund should continue to hold the security. To the extent that a rating may change as a result of changes in rating services or their rating systems, the fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Prospectus.

                                   APPENDIX B

                      PROXY VOTING POLICIES AND PROCEDURES

     The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting polices and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

     In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

     In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

     In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager is voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

     CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

     If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

                                    Part C

                              OTHER INFORMATION



Item 22. Exhibits


(a)(1) Articles of Amendment dated March 31, 1981 are incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 14.

(a)(2) Articles of Amendment and Restatement of Articles of Incorporation dated October 28, 1980 are incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 14.

(a)(3) Articles of Amendment dated July 22, 1991 are incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15.

(a)(4) Articles of Amendment dated November 10, 1992 are incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 20.

(a)(5) Articles Supplementary dated December 8, 1992 are incorporated by reference to Exhibit 1(e) to Post-Effective Amendment No. 20.

(a)(6) Articles of Amendment dated October 14, 1994 are incorporated by reference to Exhibit 1(f) to Post-Effective Amendment No. 26.

(a)(7) Articles of Amendment dated November 4, 1994 are incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 26.

(a)(8) Articles Supplementary dated November 7, 1994 are incorporated by reference to Exhibit 1(h) to Post-Effective Amendment No. 26.

(a)(9) Articles Supplementary dated November 7, 1994 are incorporated by reference to Exhibit 1(i) to Post-Effective Amendment No. 26.

(b) Bylaws of the Fund are incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 11 to Registration Statement No. 2-69938.


(b)(1) Registrant's Amended and Restated By-Laws dated January 29, 2003 are incorporated by reference to Post-Effective Amendment No. 34.


(c) Not applicable.

(d)(1) Management Agreement between Registrant and Mutual Management Corp. is incorporated by reference to Exhibit (5) to Post-Effective Amendment No. 23 to the Registration Statement.

(d)(2) Transfer and Assumption of Management Agreement is incorporated by reference to Exhibit 5(b) to Post-Effective Amendment No. 26.

(e)(1) Underwriting Agreement between Registrant and Smith Barney, Harris Upham & Co. Incorporated is incorporated by reference to Exhibit 6 to Post-Effective Amendment No. 12.

(e)(2)Distribution Agreement between the Registrant and CFBDS Inc. is incorporated by reference to Post-Effective Amendment No. 30. (e)(3) Selling Group Agreement between Registrant and CFBDS, Inc. is incorporated by reference to Post-Effective Amendment No. 30.

(e)(4) Form of Distribution Agreement between Registrant and Salomon Smith Barney Inc. (currently known as Citigroup Global Markets Inc) is incorporated by reference to Post-Effective Amendment No. 31.

(f) Not applicable.

(g)(1) Custodian Agreement between Registrant and Provident National Bank is incorporated by reference to Exhibit 8 to Post-Effective Amendment No. 5.

(g)(2) Master Custodian Agreement between Registrant and State Street Bank and Trust Company is incorporated by reference to Post-Effective Amendment No. 33.

(h)(1) Transfer Agency Agreement between Registrant and First Data Investor Services Group Inc. is incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 26.

(h)(2) Transfer Agency Agreement dated October 1, 1999 between the Registrant and Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) is incorporated by reference to Post-Effective Amendment No. 31.

(h)(3) Sub-Transfer Agency Agreement dated October 1, 1999 between Citi Fiduciary Trust Company (f/k/a Smith Barney Private Trust Company) and First Data Investor Services Group, Inc. is incorporated by reference to Post-Effective Amendment No. 31.

(i) Not Applicable.

(j)(1) Auditors' Report (see the Annual Report to Shareholders which is incorporated by reference in the Statement of Additional Information).

(j)(2) Auditors' Consent is filed herein.

(k) Not applicable.

(l) Subscription Agreement between Registrant and National Securities & Research Corporation is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 14.

(m)(1) Plan of Distribution pursuant to Rule 12b-1 of Registrant is incorporated by reference to Exhibit 15 to Post-Effective Amendment No. 23.

(m)(2) Plan of Distribution pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment No. 30.

(m)(3) Form of Amended and Restated Shareholder Services and Distribution Plan pursuant to Rule 12b-1 of Registrant is incorporated by reference to Post-Effective Amendment 31.

(n) Financial Data Schedule is not applicable.

(o) Amended and Restated Plan pursuant to Rule 18f-3 is incorporated by reference To Exhibit 18 to Post-Effective Amendment No. 28.

(p) Code of Ethics for the fund and the adviser is incorporated by reference to Post-Effective Amendment 31.


(p)(2) Code of Ethics-Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.) is incorporated reference to Post-Effective Amendment No. 34.




Item 23. Persons Controlled by or under Common Control with Registrant

         (None)



Item 24. Indemnification


         Reference is made to ARTICLE Eighth of Registrant's Articles of Incorporation for a complete statement of its terms. Subparagraph (c) of Article EIGHTH provides: "Notwithstanding the foregoing provisions, no officer or director of the Corporation shall be indemnified for or insured against any liability to the Corporation or its shareholders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

         Registrant is a named assured on a joint insured bond pursuant to Rule 17g-1 of the Investment Company Act of 1940. Other assureds include Smith

Barney Fund Management LLC and affiliated investment companies.


Item 25. Business and other Connections of Investment Adviser


Investment Adviser - - Smith Barney Fund Management LLC ("SBFM") (formerly known as SSB Citi Fund Management LLC). SBFM was incorporated in December 1968 under the laws of the State of Delaware and converted to a Delaware limited liability company in 1999. SBFM is an indirect subsidiary of Citigroup Inc.

SBFM is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). The list required by this Item 26 of officers and directors of SBFM together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by SBFM pursuant to the Advisers Act
(SEC File No. 801-8314).


Item 26. Principal Underwriters



(a) Citigroup Global Markets Inc. ("CGM")(formerly Salomon Smith Barney Inc.), the Registrant's distributor, is the distributor for for each series of the registrants listed: Smith Barney Trust II, CitiFunds Trust I, Salomon Funds Trust, Variable Annuity Portfolios, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Smith Barney Allocation Series Inc., Smith Barney Multiple Discipline Trust, Smith Barney Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Small Cap Core Fund, Inc., Smith Barney Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Salomon Brothers Capital Fund Inc., Salomon Brothers Investors Value Fund Inc., Salomon Brothers Fund Inc., Salomon Brothers Institutional Series Fund Inc., Salomon Brothers Series Funds Inc, Salomon Brothers Variable Series Funds Inc, Salomon Brothers Opportunity Fund Inc., Salomon Brothers 2008 Worldwide Government Term Trust, Salomon Brothers High Income Fund Inc., Salomon Brothers High Income Fund II Inc., Salomon Brothers Emerging Markets Income Fund Inc., Salomon Brothers Emerging Markets Income Fund II Inc., Salomon Brothers Emerging Markets Floating Rate Fund Inc., Salomon Brothers Global High Income Fund Inc., Salomon Brothers Emerging Markets Debt Fund Inc., Salomon Brothers Capital and Income Fund Inc., Salomon Brothers Global Partners Income Fund Inc., Salomon Brothers Municipal Partners Fund Inc., Salomon Brothers Municipal Partners Fund II Inc., Greenwich Street Series Fund, SB Adjustable Rate Income Fund, Smith Barney Aggressive Growth Fund Inc., Smith Barney Appreciation Fund Inc., Smith Barney Arizona Municipals Fund Inc., Smith Barney California Municipals Fund Inc., Smith Barney Equity Funds, Smith Barney Fundamental Value Fund Inc., Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Institutional Cash Management Fund, Inc., Smith Barney Investment Funds, Inc., Smith Barney Managed Governments Fund Inc., Smith Barney Managed Municipals Fund Inc., Smith Barney Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc., Smith Barney New Jersey Municipals Fund Inc., Smith Barney Oregon Municipals Fund, Smith Barney Principal Return Fund, Smith Barney Sector Series Inc., Smith Barney World Funds, Inc., Travelers Series Fund Inc., and various series of unit investment trusts.

CGM is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

(b) The information required by this Item 26 with respect to each director and officer of CGM is incorporated by reference to Schedule A of Form BD filed by CGM pursuant to the Securities and Exchange Act of 1934 (File No. 8-8177).

(c) Not applicable.


Item 27.          Location of Accountants and Records


(1)               With respect to the Registrant,
                  Investment Adviser and Administrator:
                  c/o Smith Barney Fund Management LLC
                  399 Park Avenue
                  New York, New York 10022

(2)               With respect to the Registrant's Transfer Agent
                  Citicorp Trust Bank, fsb
                  125 Broad Street
                  New York, New York 10004

(3)               With respect to the Registrant's Custodian
                  State Street Bank & Trust Company
                  225 Franklin street
                  Boston, Massachusetts 02110


(4)               With respect to the Registrant's Sub-Transfer Agent
                  PFPC Inc.
                  440 Computer Drive
                  Westborough, Massachusetts, 01581


(6)               With respect to the Registrant's Distributor:
                  Citigroup Global Markets Inc.
                  388 Greenwich Street
                  New York, New York 10013



Item 28. Management Services

         Not applicable.



Item 29. Undertakings

         None

                                  SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, and where applicable, the true and lawful attorney-in-fact, thereto duly authorized, in the City of New York and State of New York, on the 29th day of July 2004.


SMITH BARNEY MUNICIPAL MONEY MARKET FUND, INC.

BY:      /s/ R. Jay Gerken
         ---------------------
         R. Jay Gerken
         Chairman of the Board, President and
         Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


Signatures                           Title                         Date
/s/ R. Jay Gerken               Chairman of the Board,        July 29, 2004
-----------------------------   President and Chief
( R. Jay Gerken)                Executive Officer


/s/ Lee Abraham*                    Director                  July 29, 2004
-----------------------------
Lee Abraham

/s/ Allan J. Bloostein*             Director                  July 29, 2004
-----------------------------
Allan J. Bloostein

/s/ Richard E. Hanson, Jr.*         Director                  July 29, 2004
-----------------------------
Richard E. Hanson, Jr.

/s/ Jane Dasher*                    Director                  July 29, 2004
-----------------------------
Jane Dasher

/s/Donald R. Foley*                 Director                  July 29, 2004
-----------------------------
(Donald R. Foley)

/s/Paul Hardin*                     Director                  July 29, 2004
-----------------------------
(Paul Hardin)

/s/Roderick C. Rasmussen*           Director                  July 29, 2004
-----------------------------
(Roderick C. Rasmussen)

/s/John P. Toolan*                  Director                  July 29, 2004
-----------------------------
(John P. Toolan)

/s/ Robert Brault                   Chief Financial Officer   July 29, 2004
-----------------------------       and Treasurer
(Robert Brault)

*By: /s/ Robert I. Frenkel          Secretary                 July 29, 2004
-----------------------------
Robert I. Frenkel
Pursuant to Power of Attorney

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby makes, constitutes and appoints R. Jay Gerken, Robert I. Frenkel, Thomas
C. Mandia, Andrew Shoup and Gordon E. Swartz, and each and any one of them, his or her true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities for the purpose of executing in my name,
(a) in my personal capacity or (b) in my capacity as a Director or Trustee of the High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Smith Barney Equity Funds, Smith Barney Funds, Inc., Smith Barney Income Funds, Smith Barney Money Funds, Inc., Smith Barney Muni Funds, Smith Barney Municipal Money Market Fund, Inc. and Smith Barney Small Cap Core Fund, Inc., all documents, certificates, instruments, statements, filings and agreements ("documents") to be filed with or delivered to any foreign or domestic governmental or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory body or required or requested by any other person or entity pursuant to any legal or regulatory requirement, and any other documents relating or ancillary thereto, including but not limited to, all documents relating to filings with the United States Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (collectively, the "Acts"), and the rules and regulations promulgated thereunder, including any registration statements (including pre-effective and post-effective amendments thereto) on Form N-1A or Form N-2 required to be filed with the SEC pursuant to the Acts. All past acts of the attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed. This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.


This power of attorney shall be valid for the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 21st day of May, 2004.

/s/ Lee Abraham                                /s/ Allan J. Bloostein
--------------------------                     ---------------------------
Lee Abraham                                    Allan J. Bloostein


/s/ Jane F. Dasher                             /s/ Donald R. Foley
--------------------------                     ---------------------------
Jane F. Dasher                                 Donald R. Foley


/s/ R. Jay Gerken                              /s/ Richard E. Hanson, Jr.
--------------------------                     ---------------------------
R. Jay Gerken                                  Richard E. Hanson, Jr.


/s/ Paul Hardin                                /s/ Roderick C. Rasmussen
--------------------------                     ---------------------------
Paul Hardin                                    Roderick C. Rasmussen


/s/ John P. Toolan
---------------------------
John P. Toolan

                                 EXHIBIT INDEX


Exhibit No.       Exhibit Consent of Independent Registered Public
(j)(2)            Accounting Firm